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                           WOMEN'S EQUITY MUTUAL FUND
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                                  ANNUAL REPORT










--------------------------------------------------------------------------------
                               For the Year Ended
                                 March 31, 2000

                           WOMEN'S EQUITY MUTUAL FUND


April 15, 2000

Dear Shareholders:

Since launching the Women's Equity Mutual Fund, our goals have always been to encourage shareholders to learn about the stock market, take responsibility for their financial decisions, and invest wisely for the long term. By combining our resources, we have also made an effort to exert collective influence on corporations to improve their programs, policies and practices regarding women employees. We have seen many positive changes since the inception of the Fund in 1993, including a significant increase in the number of women actively involved in financial planning and investments, as well as promising advances in the status of women in the workplace. However, there is still much room for improvement, and we continue to explore new ways to use our collective voice.

As of March 31, 2000 the Fund's average total returns are as follows:

                                    One      Three      Five      From Inception
                                    Year     Years      Years        10/1/93
                                    ----     -----      -----        -------
Women's Equity Mutual Fund          9.60%    23.83%     18.95%        15.26%

The recent volatility in the stock market, especially in technology stocks, is of particular concern. While technology stocks accounted for virtually all of the market's return in 1999, current prices for many technology companies reflect valuations with a significant potential for disappointment. As the markets sort out the winners and losers in this highly competitive sector, investors should anticipate a continuation of the recent high level of volatility. Our approach continues to reflect the view that this group will play a central role in the growth of the U.S. economy. However, we have chosen to focus on companies with superior financials, high levels of cash flow, and some franchise value underpinning their business strategy.

In looking ahead, the health of the market depends largely on the health of the U.S. economy. After five consecutive rate hikes, we expect the Fed to continue tightening to prevent an acceleration of inflation, but still allow for healthy economic growth. Given the low rate of inflation, and in spite of the volatility in certain sectors, we believe that returns in the year 2000 will be good, although the source of those returns is likely to be quite different than in 1999.

As always, we appreciate your investment in the Women's Equity Mutual Fund and welcome your comments and suggestions.

Sincerely yours,

/s/ Linda C.Y. Pei

Linda C.Y. Pei
President

                           Women's Equity Mutual Fund
                        Value of $10,000 vs S&P 500 Index

                           Average Annual Total Return
                           Period Ended March 31, 2000
                      1 Year.......................  9.60%
                      5 Year....................... 18.95%
                      Since Inception (10/1/93).... 15.26%

                                      Women's Equity
                                       Mutual Fund          S&P 500 Index w/inc.
                                       -----------          --------------------
 10/1/93                                 10,000                   10,000
12/31/93                                 10,130                   10,181
 3/31/94                                 10,460                    9,791
 6/30/94                                 10,126                    9,826
 9/30/94                                 10,684                   10,315
12/31/94                                 10,125                   10,311
 3/31/95                                 10,561                   11,314
 6/30/95                                 10,646                   12,393
 9/30/95                                 11,402                   13,377
12/31/95                                 11,843                   14,181
 3/31/96                                 12,269                   14,945
 6/30/96                                 12,444                   15,606
 9/30/96                                 12,991                   16,094
12/31/96                                 13,559                   17,442
 3/31/97                                 13,241                   17,904
 6/30/97                                 15,583                   21,023
 9/30/97                                 16,470                   22,601
12/31/97                                 17,434                   23,257
 3/31/98                                 19,964                   26,499
 6/30/98                                 20,649                   27,358
 9/30/98                                 18,373                   24,643
12/31/98                                 22,449                   29,902
 3/31/99                                 22,911                   31,381
 6/30/99                                 24,849                   33,596
 9/30/99                                 21,976                   31,497
12/31/99                                 24,312                   36,183
 3/31/00                                 25,110                   37,012

Past performance is not predictive of future performance.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.

SCHEDULE OF INVESTMENTS AT MARCH 31, 2000


Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.6%
             Computer Services: 1.0%
 3,100       Affiliated Computer Services, Inc.*                    $   117,800
                                                                    -----------
             Consumer Durables: 1.3%
 2,000       Harley-Davidson, Inc.                                      158,750
                                                                    -----------
             Consumer Products and Services: 7.8%
 6,000       Avon Products, Inc.                                        174,375
 5,000       Colgate-Palmolive Company                                  281,875
 7,500       Dollar General Corporation                                 201,563
 4,000       Jones Apparel Group, Inc.*                                 127,500
 3,500       The Gillette Company                                       131,906
                                                                    -----------
                                                                        917,219
                                                                    -----------
             Electronic Measure Instruments: 0.7%
   800       Agilent Technologies, Inc.*                                 83,200
                                                                    -----------
             Financial Services: 13.5%
 2,500       American International Group, Inc.                         273,750
 4,000       Bank of America Corp.                                      209,750
 3,800       Federal National Mortgage Association                      214,463
10,000       FleetBoston Financial Corp.                                365,000
 6,000       MBNA Corporation                                           153,000
 1,500       The Charles Schwab Corp.                                    85,219
 1,400       Wachovia Corp.                                              94,587
 5,000       Wells Fargo & Company                                      204,687
                                                                    -----------
                                                                      1,600,456
                                                                    -----------
             Food - Wholesale/Distribution: 1.2%
 4,000       SYSCO Corp.                                                142,750
                                                                    -----------
             Furnishings: 3.2%
 7,000       Herman Miller, Inc.                                        196,000
 8,500       Leggett & Platt, Inc.                                      182,750
                                                                    -----------
                                                                        378,750
                                                                    -----------
             Healthcare: 13.7%
 4,400       Biomet, Inc.                                               160,050
 3,000       Cardinal Health, Inc.                                      137,625
 2,000       Guidant Corporation*                                       117,625
 2,000       IDX Sys Corp.*                                         $    54,750
 4,000       Johnson& Johnson                                           280,250
 5,800       Medtronic, Inc.                                            298,337
 4,500       Merck & Co., Inc.                                          279,562
 4,000       Schering-Plough Corporation                                147,000
 2,000       Stryker Corp.                                              139,500
                                                                    -----------
                                                                      1,614,699
                                                                    -----------
             Industrial Materials: 1.4%
 4,000       Praxair, Inc.                                              166,500
                                                                    -----------
             Instruments - Scientific: 0.5%
   600       Waters Corporation*                                         57,150
                                                                    -----------
             Insurance - Property/Casualty: 0.9%
 1,500       The Chubb Corporation                                      101,344
                                                                    -----------
             Investment Management: 1.0%
 3,000       T. Rowe Price Associates, Inc.                             118,500
                                                                    -----------
             Oil & Gas Producers: 2.2%
 5,000       BP Amoco PLC ADR                                           265,313
                                                                    -----------
             Producer Products: 4.1%
 5,000       Illinois Tool Works, Inc.                                  276,250
 6,000       Teleflex, Inc.                                             213,000
                                                                    -----------
                                                                        489,250
                                                                    -----------
             Publishing Newspapers: 1.1%
 4,000       McClatchy Company, Class A                                 131,000
                                                                    -----------
             Retail: 6.4%
 8,500       BJ's Wholesale Club, Inc.*                                 328,313
 3,400       Costco Wholesale Corp.*                                    178,713
 1,500       The Home Depot, Inc.                                        96,750
 7,000       The TJX Companies, Inc.                                    155,312
                                                                    -----------
                                                                        759,088
                                                                    -----------
             Technology: 25.7%
 4,000       Applied Materials, Inc.*                                   377,000
 2,600       Automatic Data Processing                                  125,450
 5,800       Cisco Systems, Inc.*                                       448,413
 2,100       Hewlett-Packard Company                                    278,381
 3,100       Intel Corporation                                          409,006

Shares                                                                 Value
--------------------------------------------------------------------------------
             Technology (continued)
 2,600       International Business
             Machines Corporation                                   $   306,800
 4,000       Microsoft Corporation*                                     425,000
 2,700       Oracle Corporation*                                        210,769
 5,000       Sanmina Corporation*                                       337,812
 1,200       Sun Microsystems, Inc.*                                    112,444
                                                                    -----------
                                                                      3,031,075
                                                                    -----------
             Telecommunications - Equipment: 2.6%
 5,000       Lucent Technologies Inc.                                   303,750
                                                                    -----------
             Telephone - Local: 5.3%
 2,345       ALLTEL Corporation                                         147,882
 4,200       BellSouth Corporation                                      197,400
 3,000       CenturyTel, Inc.                                           111,375
 4,000       SBC Communications Inc.                                    168,000
                                                                    -----------
                                                                        624,657
                                                                    -----------
             Telephone - Long Distance: 4.4%
 6,500       AT&T Corp.                                                 365,625
 3,400       MCI WorldCom Incorporated*                                 154,063
                                                                    -----------
                                                                        519,688
                                                                    -----------
             Transportation: 1.6%
 9,000       Southwest Airlines Co.                                     187,312
                                                                    -----------
             TOTAL COMMON STOCKS (cost $7,879,070)                   11,768,251
                                                                    -----------

Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT: 0.5%
             Money Market Investment: 0.5%
$57,214      Firstar Stellar Treasury Fund (cost $57,214)           $    57,214
                                                                    -----------
             TOTAL INVESTMENT IN SECURITIES
               (cost $7,936,284+): 100.1%                            11,825,465
             Liabilities in excess of Other Assets: (0.1%)              (17,122)
                                                                    -----------
NET ASSETS: 100.0%                                                  $11,808,343
                                                                    ===========

* Non-income producing security.
+ At March 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

              Gross unrealized appreciation          $ 4,170,387
              Gross unrealized depreciation             (281,206)
                                                     -----------
              Net unrealized appreciation            $ 3,889,181
                                                     ===========

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT MARCH 31, 2000


ASSETS
 Investments in securities, at value (cost $7,936,284) ......      $ 11,825,465
 Receivables:
  Investment securities sold ................................            53,703
  Dividends and interest ....................................            11,876
  Fund shares sold ..........................................             2,126
 Prepaid  expenses ..........................................             3,295
                                                                   ------------
      Total assets ..........................................        11,896,465
                                                                   ------------
LIABILITIES
  Payables:
    Investment securities purchased .........................            52,022
    Fund shares redeemed ....................................             1,868
    Advisory fees ...........................................                79
  Accrued expenses ..........................................            34,153
                                                                   ------------
      Total liabilities .....................................            88,122
                                                                   ------------
NET ASSETS ..................................................      $ 11,808,343
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($11,808,343/568,701 shares outstanding; unlimited
 number of shares authorized without par value) .............      $      20.76
                                                                   ============
COMPONENTS OF NET ASSETS
 Paid-in capital ............................................      $  7,762,590
 Accumulated net investment loss ............................            (2,586)
 Accumulated net realized gain on investments ...............           159,158
 Net unrealized appreciation on investments .................         3,889,181
                                                                   ------------
      Net assets ............................................      $ 11,808,343
                                                                   ============

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2000


INVESTMENT INCOME
  Income
  Dividends ......................................................  $   105,912
  Interest .......................................................        8,193
                                                                    -----------
    Total income .................................................      114,105
                                                                    -----------
Expenses
  Advisory fees ..................................................      108,676
  Administration fees ............................................       30,000
  Distribution fees ..............................................       27,169
  Audit fees .....................................................       20,613
  Fund accounting fees ...........................................       19,911
  Transfer agent fees ............................................       19,623
  Custody fees ...................................................       14,026
  Registration expense ...........................................       10,931
  Reports to shareholders ........................................        8,176
  Trustee fees ...................................................        5,234
  Legal fees .....................................................        3,407
  Insurance expense ..............................................          550
  Miscellaneous ..................................................          322
                                                                    -----------
    Total expenses ...............................................      268,638
    Less: fees waived and expenses absorbed ......................     (105,624)
                                                                    -----------
    Net expenses .................................................      163,014
                                                                    -----------
       NET INVESTMENT LOSS .......................................      (48,909)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments ...............................      343,492
  Net unrealized appreciation on investments .....................      710,174
                                                                    -----------
    Net realized and unrealized gain on investments ..............    1,053,666
                                                                    -----------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......  $ 1,004,757
                                                                    ===========

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                     Year Ended     Year Ended
                                                   March 31, 2000  March 31 1999
                                                     -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ............................   $   (48,909)   $   (31,565)
  Net realized gain on investments ...............       343,492        652,750
  Net unrealized appreciation on investments .....       710,174        496,587
                                                     -----------    -----------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ............................     1,004,757      1,117,772
                                                     -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain .........................      (519,847)      (335,895)
                                                     -----------    -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
    change in outstanding shares (a) .............     1,567,045      2,003,249
                                                     -----------    -----------
   TOTAL INCREASE IN NET ASSETS ..................     2,051,955      2,785,126

NET ASSETS

  Beginning of year ..............................     9,756,388      6,971,262
                                                     -----------    -----------
  END OF YEAR (including accumulated net
    investment loss of $2,586 and $1,909,
      respectively) ..............................   $11,808,343    $ 9,756,388
                                                     ===========    ===========

(a) A summary of capital share transactions is as follows:

                                    Year Ended                  Year Ended
                                  March 31, 2000              March 31, 1999
                               ---------------------     ----------------------
                                Shares       Value        Shares        Value
                                ------       -----        ------        -----
Shares sold                    122,816   $ 2,487,943     125,386     $2,361,170
Shares issued in reinvestment
 of distribution                25,444       499,980      17,931        324,916
Shares redeemed                (70,745)   (1,420,878)    (37,925)      (682,837)
                               -------   -----------     -------     ----------
Net increase                    77,515   $ 1,567,045     105,392     $2,003,249
                               =======   ===========     =======     ==========

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                    Year Ended March 31,
                                                     ---------------------------------------------------
                                                      2000       1999       1998       1997       1996
                                                     -------    -------    -------    -------    -------
Net asset value, beginning of year ...............   $ 19.86    $ 18.07    $ 12.10    $ 11.22    $  9.93
                                                     -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income (loss) ...................     (0.09)     (0.06)     (0.04)     (0.01)      0.01
  Net realized and unrealized gain
    on investments ...............................      1.94       2.65       6.16       0.90       1.59
                                                     -------    -------    -------    -------    -------
Total from investment operations .................      1.85       2.59       6.12       0.89       1.60
                                                     -------    -------    -------    -------    -------
Less distributions:
  From net investment income .....................      0.00       0.00       0.00      (0.01)     (0.31)
  From net realized gain .........................     (0.95)     (0.80)     (0.15)      0.00       0.00
                                                     -------    -------    -------    -------    -------
Total distributions ..............................     (0.95)     (0.80)     (0.15)     (0.01)     (0.31)
                                                     -------    -------    -------    -------    -------
Net asset value, end of year .....................   $ 20.76    $ 19.86    $ 18.07    $ 12.10    $ 11.22
                                                     =======    =======    =======    =======    =======
Total return .....................................      9.60%     14.76%     50.77%      7.92%     16.17%

Ratios/supplemental data:
  Net assets, end of year
    (millions) ...................................   $  11.8    $   9.8    $   7.0    $   4.4    $   3.3

Ratio of expenses to average net assets:
 Before fees waived and expenses absorbed ........      2.47%      2.70%      3.12%      4.09%      4.75%
 After fees waived and expenses absorbed .........      1.50%      1.50%      1.50%      1.50%      1.50%

Ratio of net investment income (loss)
 to average net assets:
 Before fees waived and expenses absorbed ........     (1.42)%    (1.60)%    (1.88)%    (2.64)%    (1.97)%
 After fees waived and expenses absorbed .........     (0.45)%     0.40%     (0.26)%    (0.05)%     1.28%

  Portfolio turnover rate ........................     19.32%     16.36%     27.21%     51.13%    120.64%

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The Women's Equity Mutual Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund's primary investment objective is to provide long-term capital appreciation. The Fund began operations on October 1, 1993.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those es- timates.

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended March 31, 2000, the Fund decreased paid-in capital by $48,232 due to the Fund experiencing a net in-vestment loss during the year. Accumulated net realized gain on investments and net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended March 31, 2000, Pro-Conscience Funds, Incorporated (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, certain administrative services, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended March 31, 2000, the Fund incurred $108,676 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 1.50% of average daily net assets. Any fee withheld and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fees waived and expenses absorbed relate, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustee review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. For the year ended March 31, 2000, the Advisor waived fees of $105,624. United States Trust Company of Boston (the "Sub-Advisor") acts as Sub-Advisor to the Fund and is entitled to compensation for its services from the Advisor.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million                  $30,000
     $15 to $50 million                 0.20% of average daily net assets
     $50 to $100 million                0.15% of average daily net assets
     $100 to $150 million               0.10% of average daily net assets
     Over $150 million                  0.05% of average daily net assets

     For  the  year  ended  March  31,  2000,  the  Fund  incurred   $30,000  in
administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the year ended March 31, 2000, the Fund paid fees of $27,169 to the Advisor.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended March 31, 2000 were $3,275,531 and $2,052,441, respectively.

NOTE 6 - REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS OF
  WOMEN'S EQUITY MUTUAL FUND

THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Women's Equity Mutual Fund, a series of Professionally Managed Portfolios, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Women's Equity Mutual Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
APRIL 21, 2000

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                                     Advisor
                           PRO-CONSCIENCE FUNDS, INC.
                          625 Market Street, 16th Floor
                         San Francisco, California 94105
                                 (415) 547-9135
                                       --
                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                       4455 E. Camelback Road, Suite 261E
                             Phoenix, Arizona 85018
                                       --
                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                             Cincinnati, Ohio 45202
                                       --
                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                            Hauppauge, New York 11788
                                 (800) 282-2340
                                       --
                                    Auditors
                              TAIT, WELLER & BAKER
                            8 Penn Center, Suite 800
                        Philadelphia, Pennsylvania 19101
                                       --
                                  Legal Counsel
          PAUL, HASTINGS, JANOFSKY & WALKER LLP 345 California Street,
                          29th Floor San Francisco, California 94104

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This  report is  intended  for  shareholders  of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.